UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Amendment No. 2 to
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 1, 2004

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 1, 2004, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) furnished on Form 8-K disclosing its unaudited pro forma combined historical financial information under Item 7.01, Regulation FD Disclosure. The Firm is now filing Amendment No. 2 to that Form 8-K to include its fourth quarter 2004 results and full year 2004 and 2003 pro forma results, along with previously filed unaudited pro forma combined historical financial information.

Item 7.01 Regulation FD Disclosure

Effective July 1, 2004, Bank One Corporation (“Bank One”), merged with and into JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) pursuant to the Agreement and Plan of Merger, dated January 14, 2004. Bank One’s results of operations are included in the Firm’s results beginning July 1, 2004.

The unaudited pro forma combined historical financial information for the years ended December 31, 2004 and 2003, contained in Exhibit 99.3, is being furnished pursuant to Regulation FD in order to assist investors in understanding (i) how the financial information of JPMorgan Chase and Bank One may have appeared on a combined basis had the two companies actually been merged as of the earliest date indicated and (ii) how the financial information of the lines of business of the new combined company may have appeared had the two companies actually been merged as of the earliest date indicated.

The unaudited pro forma combined historical financial statement supplement information included in Exhibit 99.3 does not necessarily indicate the combined results of operations or the combined financial position of the Firm that would have resulted had the merger actually been completed at the beginning of the applicable periods presented nor is it indicative of the results of operations in future periods or the future financial position of the Firm. The information presented is intended to be supplementary financial information only and is not intended to be incorporated by reference into registration statements or reports filed by JPMorgan Chase & Co. under the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description of Exhibit

99.1	JPMorgan Chase & Co. Pro Forma Combined Historical Financial Supplement*

99.2	JPMorgan Chase & Co. 2004 Third Quarter Results and Pro Forma Combined Historical Financial Supplement for the Six Quarters Ending June 30, 2004*

99.3	JPMorgan Chase & Co. 2004 Fourth Quarter Results and Pro Forma Combined Historical Financial Supplement for the Years Ended December 31, 2004 and 2003

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By: /s/ Joseph L. Sclafani Joseph L. Sclafani

Executive Vice President and Controller [Principal Accounting Officer]

Dated: January 19, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	JPMorgan Chase & Co. Pro Forma Combined Historical Financial Supplement*

99.2	JPMorgan Chase & Co. 2004 Third Quarter Results and Pro Forma Combined Historical Financial Supplement for the Six Quarters Ending June 30, 2004*

99.3	JPMorgan Chase & Co. 2004 Fourth Quarter Results and Pro Forma Combined Historical Financial Supplement for the Years Ended December 31, 2004 and 2003

*	Previously filed

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